AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE OF PAGES 1 2
2. AMENDMENT/MODIFICATION NO. P00017	3. EFFECTIVE DATE See Block 16C	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE 893035		7. ADMINISTERED BY (If other than Item 6) CODE 00701	
EM-Oak Ridge EMCBC U.S. Department of Energy 200 Administration Road Oak Ridge TN 37831		U.S. Department of Energy Idaho Operations Office 1955 Fremont Avenue Idaho Falls ID 83415	
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) American Centrifuge Operating, LLC Attn: Charles Kerner 6901 Rockledge Dr Ste 800 Bethesda MD 208171867		(x) 9A. AMENDMENT OF SOLICITATION NO. 9B. DATED (SEE ITEM 11) x 10A. MODIFICATION OF CONTRACT/ORDER NO. 89303519CNE000005 10B. DATED (SEE ITEM 13) 05/31/2019	
CODE 079679750	FACILITY CODE		

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers ☐ is extended. ☐ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required)
See Schedule

13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	
X	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A. 52.243-2 -- Changes -- Cost-Reimbursement (Aug 1987) (Alt I)
	B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).
	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
	D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not ☒ is required to sign this document and return ______ copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

DUNS Number: 079679750

The purpose of this no-cost modification is to add FAR 52.217-8, Option to Extend Services; and FAR 52.217-9, Option to Extend the Term of the Contract. Funding associated with any extension if executed will be provided in separate modification and this modification is not a guarantee of extension of services or contract period. All other terms and conditions remain in full force and effect.

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Jeffrey C. Fogg	
15B. (Signature of person authorized to sign)	15C. DATE SIGNED 3/16/22	16B. UNITED STATES OF AMERICA Digitally signed by Jeffrey C. Fogg Date: 2022.03.16 17:01:26 -06'00'	16C. DATE SIGNED

NAME OF OFFEROR OR CONTRACTOR
American Centrifuge Operating, LLC

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	Payment: VIPERS https://vipers.doe.gov Any questions, please contact by call/email 855-384-7377 or ViperSupport@hq.doe.gov Period of Performance: 05/31/2019 to 06/01/2022				

THE FOLLOWING CLAUSES ARE HEREBY ADDED TO THE CONTRACT BY FULL TEXT.

FAR - 52.217-8 Option To Extend Services. (NOV 1999)

The Government may require continued performance of any services within the limits and at the rates specified in the contract. These rates may be adjusted only as a result of revisions to prevailing labor rates provided by the Secretary of Labor. The option provision may be exercised more than once, but the total extension of performance hereunder shall not exceed 6 months. The Contracting Officer may exercise the option by written notice to the Contractor within **30 Calendar Days**.

(End of clause)

FAR - 52.217-9 Option To Extend the Term of the Contract. (MAR 2000)

(a) The Government may extend the term of this contract by written notice to the Contractor within **30 Calendar Days**; provided that the Government gives the Contractor a preliminary written notice of its intent to extend at least **30**days before the contract expires. The preliminary notice does not commit the Government to an extension.

(b) If the Government exercises this option, the extended contract shall be considered to include this option clause.

(c) The total duration of this contract, including the exercise of any options under this clause, shall not exceed 3 years 6 months.

(End of clause)